UNITED STATES

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FERRO CORPORATION
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Ferro Corporation Q4 and FY 2012 Earnings Presentation March 5, 2013

Safe Harbor
Cautionary Note on Forward-Looking Statements
Certain statements in this presentation may constitute “forward-looking statements” within the meaning of Federal securities laws. These statements are subject to a variety of uncertainties, unknown risks and other factors concerning the Company’s operations and business environment.  Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: demand in the industries into which Ferro sells its products may be unpredictable, cyclical or heavily influenced by consumer spending; Ferro's ability to successfully implement its value creation strategy; Ferro’s ability to successfully implement and/or administer its cost-saving initiatives, including its restructuring programs, and produce the desired results, including projected savings; restrictive covenants in the Company’s credit facilities could affect its strategic initiatives and liquidity; Ferro’s ability to access capital markets, borrowings, or financial transactions; the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; the availability of reliable sources of energy and raw materials at a reasonable cost; currency conversion rates and economic, social, regulatory, and political conditions around the world; Ferro’s presence in certain geographic regions, including Latin America and Asia-
Pacific, where it can be difficult to compete lawfully; increasingly aggressive domestic and foreign governmental regulations on hazardous materials and regulations affecting health, safety and the environment; Ferro’s ability to successfully introduce new products or enter into new growth markets; sale of products into highly regulated industries; limited or no redundancy for certain of the Company’s manufacturing facilities and possible interruption of operations at those facilities; Ferro’s ability to complete future acquisitions or dispositions, or successfully integrate future acquisitions; competitive factors, including intense price competition; Ferro’s ability to protect its intellectual property or to successfully resolve claims of infringement brought against the
Company; management of Ferro’s general and administrative expenses; Ferro’s multi-jurisdictional tax structure; the impact of the Company’s performance on its ability to utilize significant deferred tax assets; the effectiveness of strategies to increase Ferro’s return on capital; the impact of operating hazards and investments made in order to meet stringent environmental, health and safety regulations; stringent labor and employment laws and relationships with the Company’s employees; the impact of requirements to fund employee benefit costs, especially post-retirement costs; implementation of new business processes and information systems; the impact of interruption, damage to, failure, or compromise of the Company’s information systems; manufacture and sale of products into the pharmaceutical industry; exposure to lawsuits in the normal course of business; risks and uncertainties associated with intangible assets, including the final amount of impairment and other charges described in this press release;  Ferro’s borrowing costs could be affected adversely by interest rate increases; liens on the Company’s assets by its lenders affect its ability to dispose of property and businesses; Ferro may not pay dividends on its common stock in the foreseeable future; and other factors affecting the Company’s business that are beyond its control, including disasters, accidents, and governmental actions.
The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the
Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition and results of operations.
This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this release. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation. Additional information regarding these risks can be found in our Annual Report on Form 10-K for the period ended December 31,
2012.
Non-GAAP Financial Measures
This presentation includes certain non-U.S. GAAP financial measures. The calculation of these measures, and a reconciliation to the most directly comparable measures calculated in accordance with U.S. generally accepted accounting principles (GAAP), can be found on the Appendix.

Executive Speakers
Peter T. Thomas
•
Interim President and Chief Executive Officer
Jeffrey L. Rutherford
•
Vice President and Chief Financial Officer
John T. Bingle
•
Treasurer and Director of Investor Relations

Ferro Q4 2012 Financial Overview
Sales decline driven by EMS, primarily solar
pastes and metal powders and flakes
Value added sales declined in all segments
Weakness in Europe adversely impacted
Coatings and Color & Glass
SG&A includes pension mark-to-market
adjustments of $27M and $52M in 2012 and
2011
Excluding pension, SG&A reduced partially due
to lower variable selling costs, reduced
compensation expenses and lower professional
fees
Increase in net debt by $5M during Q4
(a) Non-GAAP measure; see reconciliation in the appendix.
Q4 2012 Q4 2011
Net Sales $ 406 $ 443
Net Value-Added Sales 366 392
Gross Margin 59 74
% of VA Sales 16.2% 18.8%
Pre-tax Income $(68) $(74)
Net Income (64) (61)
EBITDA (a) $ 12 $ 14
Adjusted EPS $(0.07) $(0.06)

Ferro FY 2012 Financial Overview
Sales decline driven by EMS, primarily solar
pastes, metal powders and flakes and continued
weakness in Europe
Precious metal sales fell by over 55%
Change in FX reduced sales by approximately
2%
SG&A includes pension mark-to-market
adjustments of $27M and $52M in 2012 and
2011
Impairments of nearly $215M, primarily EMS
goodwill and assets; Restructuring of $11M
Tax expense primarily related to nearly $190M
charge associated with increase in valuation
allowances
Increase in net debt of $31M for year
(a) Non-GAAP measure; see reconciliation in the appendix.
2012 2011
Net Sales $ 1,769 $ 2,156
Net Value-Added Sales 1,596 1,757
Gross Margin 298 412
% of VA Sales 18.7% 23.5%
Pre-tax Income $(264) $ 24
Net Income (374) 4
EBITDA (a) $ 94 $ 191
Adjusted EPS $ 0.09 $ 0.80

Redefining Ferro’s Strategy to Deliver Value
to Shareholders
Where We Were
2007 – 2012
Where We Are
2013
Where We Are Going
2014 & Beyond
Strategy centered on
Solar & EMS
Increased level of
capital investment
Strategy redefined and
implemented
Period of transition and
opportunity
Build around Ferro’s
core competencies
Capitalize on high-return
investments
Deterioration in Solar
and EMS markets
Higher cost structure
Margins compressed
Increased earnings
volatility
Rationalizing
infrastructure investment
Streamlining operations
Increasing efficiency
Improving profitability
and accountability
Deliver consistent growth
in earnings
Maximize cash flow
Enhance ROIC
Drive growth in
shareholder value
Early Stages of Value Strategy Delivering Results

Ferro’s Strategic Framework
Differentiation
Strategic
Objective
Strategic
Pillars
Deliver Consistent,
Strategy
Drive Profitability and Cash Flow by Cultivating New Business Development Across
Geographies and Delivering Higher Value Applications in Target End Markets
Capitalize on Ferro’s
Strengthen
Leadership Position
in Core Businesses
Achieve
Continuous
Operational
Improvement
Expand into
Attractive Adjacent
Markets
Core Competencies
Predictable Growth in
Shareholder Value

Focus on Ferro’s Core
Leadership positions in
attractive niche markets
Global presence and
broad geographic reach
Strong customer and
channel relationships
Breadth of technology
and application expertise
Reputation for quality and
consistency
History of innovation
Core
Strengths
Technical
Expertise
Organization
Forms the Building Blocks for Shareholder Value Creation
Particle Engineering
Color and glass science
Formulation and
optimization
Surface application
technology
Polymer science
Organic synthesis
Dedicated and motivated
management team
Global workforce with
common core values
Ability to think globally and
act locally
Regional R&D and
technical centers
Physical proximity to  our
customers

9 Ferro’s Strategy in Action: Current Focus Divest Non-Core Businesses Streamline Operations and Reduce Operating Costs Pursue High-Return Growth Investment 1 2 3

Solar Pastes
October 2012: Announced exploration of strategic options
February 2013: Completed sale to Heraeus
Provides significant immediate benefits:
»
Cash proceeds of approximately $11 million
»
Reduced precious metal leases by approximately $12
million
»
Eliminates 2012 segment loss of $16 million
Remaining Portfolio
Actively manage and evaluate Ferro portfolio
Exit underperforming businesses and product lines
1
Divest Non-Core Businesses

Streamline Operations and Reduce
Operating Costs
2
Reduced the number of business units from 8 to 5
Created one Performance Materials manufacturing group
Restructured Tile Coating and PE manufacturing
infrastructure in Southern Europe
Reduced the global commercial management structure of
Color & Glass and EMS
Creating “One Ferro” procurement and supply chain groups
Over $6 million of cost savings realized to date

Expected run-rate annual savings > $50 million
Transitioning functional support to regional / global structure
Implementing global shared service model for select administrative activities
Rationalizing Ferro’s real estate and lease portfolio
Approximately $14 million of cost savings realized to date
Streamline Operations and Reduce
Operating Costs
2

Higher Value Applications
Tile: Digital Inks and Glazes
Polymer Additives: Nonphthalate Product Offerings
Specialty Plastics: Color Concentrates and Nanoclay Products
Porcelain Enamel: AquaRealEase®
Color and Glass: Digital and Organic Inks
Pigments: UV Absorbing and Camouflage Pigments
Geographic Expansion to High Growth Areas
Northern Africa / Egypt
Eastern Europe / Turkey
Asia
Bolt-on Acquisition Opportunities
3
Pursue High-Return Growth Investments

Our Scorecard
Objective In Process Completed
Divest Underperforming Solar
Business
Streamline Operations and Reduce
Operating Costs
Reassess Capital Allocation and
Refocus on Higher Growth Projects
1
2
3
Achieved run-rate annual savings > $20 million

2013 Guidance
Adjusted earnings per share for 2013 are expected to be
in the range of $0.25 to $0.30 per diluted share
We expect the first quarter of 2013 to be the lowest
earnings quarter ($0.02 - $0.05/share) due to the timing
of the cost savings programs rollout
Adjusting for the impact of the Solar Pastes transaction
and foreign currencies, sales growth is expected to be
approximately 2%
For the year, cash flow is expected to be neutral

2015 Targets
Top line sales growth 4% per annum
Gross profit as percent of sales > 21%
SG&A expense as percent of sales < 13%
EBITDA margin of approximately 11%
Maintenance CAPEX of $25 million
EPS of $0.75 - $0.85
Note:  Sales = value added sales

Appendix

Non-GAAP Reconciliations
EBITDA Reconciliation ($M)
2012 4Q2012
Net income as reported (GAAP) $(373) $(63)
Add -
Income tax as reported $ 109 $(4)
Charges (excluding income tax) 277 59
Depreciation and amortization as reported 57 16
Interest expense as reported 28 7
Other (4) (3)
EBITDA $ 94 $ 12

Reconciliation of Reported Loss to Adjusted
Loss
(1)
Pension and other postretirement benefits mark-to-market adjustment of the related net liabilities.
(2)
Includes certain severance costs, impairments, ongoing costs at facilities that have been idled, loss/gain on divestitures, and certain business development activities.
(3)
Adjustment of reported earnings and of special items to a normalized 36% rate for 2012 and 32% for 2011.
(Dollars in thousands, except per share amounts)
Three months ended December 31, 2012
Cost of sales
Selling,
general and
administrative
expenses
Restructuring
and
impairment
charges
Other expense,
net
Income tax
(benefit)
expense
Net (loss)
income
attributable to
common
shareholders
Diluted (loss)
earnings per
share
As reported $ 346,541 $ 96,352 $ 21,990 $ 8,618 $(4,133) $(63,876) $(0.74)
Special items:
Impairments - - $(16,403) - $ 5,905 $ 10,498 $ 0.12
Restructuring - - (5,587) - 2,011 3,576 0.04
Pension
1
$(3,758) $(23,480) - - 9,806 17,432 0.20
Other
2
(1,861) (8,222) - - 3,630 6,453 0.08
Taxes
3
- - - - (20,205) 20,205 0.23
Total special items $(5,619) $(31,702) $(21,990) $ 0 $ 1,147 $ 58,164 $ 0.67
As adjusted $ 340,922 $ 64,650 $ 0 $ 8,618 $(2,986) $(5,712) $(0.07)
Three months ended December 31, 2011
As reported $ 368,946 $ 125,158 $ 12,986 $ 9,897 $(13,487) $(60,962) $(0.71)
Special items:
Impairments - - $(12,129) - $ 3,881 $ 8,248 $ 0.09
Restructuring - - (857) - 274 583 0.01
Pension 1 $(968) $(50,792) - - 16,563 35,197 0.41
Other
2
(1,137) (760) - $(397) 734 1,560 0.02
Taxes
3
- - - - (10,286) 10,286 0.12
Total special items $(2,105) $(51,552) $ 12,986 $(397) $ 11,166 $ 55,874 $ 0.65
As adjusted $ 366,841 $ 73,606 $ 0 $ 9,500 $(2,321) $(5,088) $(0.06)

Reconciliation of Reported Loss (Income) to
Adjusted Income
(1)
Pension and other postretirement benefits mark-to-market adjustment of the related net liabilities.
(2)
Includes certain severance costs, impairments, ongoing costs at facilities that have been idled, loss/gain on divestitures, and certain business development activities.
(3)
Adjustment of reported earnings and of special items to a normalized 36% rate for 2012 and 32% for 2011.
(Dollars in thousands, except per share amounts)
Twelve months ended December 31, 2012
Cost of sales
Selling,
general and
administrative
expenses
Restructuring
and
impairment
charges
Other expense,
net
Income tax
expense
(benefit)
Net (loss)
income
attributable to
common
shareholders
Diluted (loss)
earnings per
share
As reported $ 1,470,769 $ 302,658 $ 225,819 $ 32,934 $ 109,485 $(374,268) $(4.34)
Special items:
Impairments - - $(215,279) - $ 77,500 $ 137,779 $ 1.60
Restructuring - - (10,540) - 3,794 6,746 0.08
Pension ¹ $(3,758) $(23,480) - - 9,806 17,432 0.20
Other ² (9,065) (14,191) - $(808) 8,663 15,401 0.18
Taxes³
- - - - (204,363) 204,363 2.37
Total special items $(12,823) $(37,671) $(225,819) $ 808 $(104,600) $ 381,721 $ 4.43
As adjusted $ 1,457,946 $ 264,987 $ 0 $ 32,126 $ 4,885 $ 7,453 $ 0.09
Twelve months ended December 31, 2011
As reported $ 1,743,560 $ 335,311 $ 17,030 $ 35,419 $ 19,338 $ 4,239 $ 0.05
Special items:
Impairments - - $(12,132) - $ 3,882 $ 8,250 $ 0.10
Restructuring - - (4,898) - 1,567 3,331 0.04
Pension ¹ $(968) $(50,792) - - 16,563 35,197 0.41
Other ² (4,761) (4,100) - $(397) 2,963 6,295 0.07
Taxes³
- - - - $(11,507) 11,507 0.13
Total special items $(5,729) $(54,892) $(17,030) $ 397 $ 13,468 $ 64,580 $ 0.75
As adjusted $ 1,737,831 $ 280,419 $ 0 $ 35,022 $ 32,806 $ 68,819 $ 0.80

Disclaimers
In connection with its 2013 Annual Meeting of Shareholders, the Company will file a proxy statement and other documents regarding the 2013 Annual Meeting with the SEC and will mail the definitive proxy statement and a proxy card to each shareholder of record entitled to vote at the 2013 Annual Meeting. SHAREHOLDERS ARE ENCOURAGED TO READ THE
PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE
SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. The final proxy statement will be mailed to shareholders. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website,
www.sec.gov, from Ferro at its website, www.ferro.com, or by contacting the Company at
6060 Parkland Boulevard, Mayfield Heights, Ohio 44124, Attention: Corporate Secretary.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2013 Annual Meeting. Information concerning the Company’s participants is set forth in the proxy statement, dated March 28,
2012, for its 2012 Annual Meeting of Shareholders as filed with the SEC on Schedule 14A.
Additional information regarding the interests of participants of the Company in the solicitation of proxies in respect of the 2013 Annual Meeting of Shareholders and other relevant materials will be filed with the SEC when they become available.
Additional Information
Participants in Solicitation